                                                                EXHIBIT 4.1
                                                                -----------

                                     ARQULE

[NUMBER]                                                      [SHARES]

                                     [LOGO]
                                                          SEE REVERSE SIDE FOR
                                     ARQULE, INC.          CERTAIN DEFINITIONS

                                                            CUSIP 042693 10 7

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

This Certifies that






is the owner of


    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER
                            SHARES, OF ARQULE, INC.


(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued under and subject to the laws of the State of Delaware and to the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws of the Corporation, all as amended from time to time.


  This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:


/s/                                                      /s/
- -------------------------------------     ARQULE, INC.   -----------------------
VICE PRESIDENT                           INCORPORATED         PRESIDENT AND
CHIEF FINANCIAL OFFICER AND TREASURER        1993        CHIEF EXECUTIVE OFFICER
                                           DELAWARE
                                              *
                                            [SEAL]

[SET VERTICAL ON PAGE]

COUNTERSIGNED AND REGISTERED:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
          TRANSFER AGENT AND REGISTRAR



BY


               AUTHORIZED SIGNATURE


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                                  ARQULE, INC.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as through they were written out in full according to applicable laws or regulations:



                                   UNIF GIFT MIN ACT --       Custodian
TEN COM -- as tenants in common                        -------         -------
                                                        (Cust)          (Minor)
TEN ENT -- as tenants by the                      under Uniform Gifts to Minors
           entireties                             Act
JT  TEN -- as joint tenants                       --------------------------
           with right of                                       (State)
           survivorship and not as tenants
           in common



    Additional abbreviations may also be used through not in the above list.



                                   ASSIGNMENT


FOR VALUE RECEIVED,                     hereby, sell, assign, and transfer unto
                   ---------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------
              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)


- --------------------------------------------------------------------------------


                                                                          Shares
- --------------------------------------------------------------------------
          of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                                                        Attorney
- ------------------------------------------------------------------------
           to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated, ---------------------------       ---------------------------------------
                                         NOTICE: The signatures to this
                                         assignment must correspond with the
                                         name as written upon the face of the
                                         Certificate in every particular,
                                         without alteration or enlargement,
                                         or any change whatever.



SIGNATURE(S) GUARANTEED: -------------------------------------------------------
                        THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.